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                                                                    EXHIBIT 23.5




                          CONSENT OF STEVENS & COMPANY


         We hereby consent to the use of our name under the caption "The Merger -- Background of the Merger" in this Registration Statement on Form S-4 and the related Prospectus of Wachovia Corporation.



                                                    Stevens & Company



LaGrange, Georgia
February 15, 1996